UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported) March 11, 2005 (March 9, 2005)

                                SEARCHHELP, INC..
             (Exact name of registrant as specified in its charter)


DELAWARE                                 333-97687                   11-3621755

(State or other jurisdiction of   (Commission File Number)        (IRS Employer
incorporation)                                               Identification No.)


            1055 Stewart Avenue, Suite 12, Bethpage, New York, 11714 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communication pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR  240.13e-4(c))

Forward-Looking Statements under the Private Securities Litigation Reform Act of 1995:

This Current Report contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, demand and acceptance of services, changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission by SearchHelp, Inc. (the "Company"). All readers are encouraged to carefully review this Current Report. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          (b) On March 9, 2005, Mr. Noel C. Bonilla, the Company's chief financial officer, passed away. Pursuant to resolutions of the board of directors of the Company adopted March 10, 2005, the Company appointed Mr. William Bozsnyak to serve as chief financial officer on an interim basis while the Company searches for a qualified and permanent replacement for Mr. Bonilla. Mr. Bozsnyak is the Company's chief executive officer and served as its chief financial officer prior to the appointment of Mr. Bonilla.




Item 9.01  Financial Statements and Exhibits

           (c)     Press release issued by SearchHelp, Inc. on March 11, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 11, 2005

                                    SEARCHHELP, INC.

                                    By:  /s/ William Bozsnyak
                                        ---------------------
                                    Name:    William Bozsnyak
                                    Title:   Chief Executive Officer